Exhibit 10.22

NOTE PURCHASE AGREEMENT (JANUARY 2019)

This Note Purchase Agreement (January 2019) (this “Agreement”) is by and between BioLife4D Corporation, a Delaware corporation (the “Company”), and the undersigned subscriber (“Subscriber”). This Agreement shall be effective as of the date that it has been executed by both the Company and Subscriber (the “Effective Date”). Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in Subscriber’s Note (as defined below).

RECITALS

WHEREAS, the Company has authorized the sale and issuance of convertible promissory notes substantially in the form attached hereto as Exhibit A (each, a “Note,” and collectively, the “Notes”), for the aggregate principal amount not in excess of the Offering Maximum (as defined below), pursuant to the terms and conditions of this Agreement. This Agreement is one in a series of agreements of like kind pursuant to which the offering contemplated hereby is conducted; and

WHEREAS, Subscriber desires to purchase from the Company, and the Company desires to issue and sell to Subscriber, one or more Notes on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, the Company and Subscriber hereby agree as follows:

1. Definitions. The following capitalized terms shall have the following meanings as used herein:

“Affiliate” means, with respect to Subscriber, (i) any other person or entity who, directly or indirectly, controls, is controlled by, or is under common control with Subscriber, including without limitation any partner, member, manager, officer, director or employee of Subscriber or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such person or entity or (ii) any child, parent, spouse or other member of the same household of Subscriber who is a natural person referred to herein or a trust for the benefit of any such natural person.

“Consideration” shall mean the purchase price paid by Subscriber for Subscriber’s Note(s) pursuant to this Agreement, as shown on the signature page hereto, which shall be in an amount not less than $250,000, unless the Company agrees to accept less.

“Offering Maximum” means an aggregate offering amount of up to $3,000,000.

2. Issuance of Notes. In return for the Consideration paid by Subscriber, the Company shall sell and issue to Subscriber, a Note having an original principal balance equal to the Consideration. Upon the execution of this Agreement, the Subscriber shall pay to the Company the Consideration shown on the signature page hereto with respect to the Note and the Company shall issue a Note with respect to such Consideration. Each Note shall be convertible into Conversion Securities pursuant to the express terms and conditions of Subscriber’s Note.

3. Closing. The closing of the purchase and sale of the Note(s) to Subscriber shall take place at such time and place remotely via exchange of documents and signatures. The following closing conditions shall apply:

3.1 To subscribe for a Note, Subscriber must, and does hereby agree to, deliver to the Company: (i) a completed and executed counterpart of the signature page to this Agreement, (ii) a certified or personal check, subject to collection, in an amount equal to the Consideration, made payable to the order of the Company, or a wire transfer in such amount to such bank account as shall be designated by the Company, and (iii) an executed Note.

3.2 The closing may be held via an exchange of electronic copies of all closing documents. The Company may have more than one closing under this Agreement; provided, however, that (i) the Company may not sell Notes totaling, in the aggregate, greater than the Offering Maximum and (ii) the Company may not sell Notes after June 30, 2019.

4. Representations and Warranties of Subscriber. In connection with the transactions provided for herein, Subscriber, hereby represents and warrants to the Company that:

4.1 Authorization. This Agreement constitutes Subscriber’s valid and legally binding obligation, enforceable in accordance with its terms, except as it may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies. Subscriber represents that it has full power and authority to enter into this Agreement.

4.2 Purchase Entirely for Own Account. Subscriber acknowledges that this Agreement is made with Subscriber in reliance upon Subscriber’s representation to the Company that the Note(s) and Conversion Securities (collectively, the “Securities”) will be acquired for investment for Subscriber’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Subscriber further represents that Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities.

4.3 Disclosure of Information. Subscriber acknowledges that it has received all the information it considers necessary or appropriate for deciding whether to acquire the Securities. Subscriber further represents that it has had an opportunity to ask questions and receive answers from the Company and its representatives regarding the Company and its business and prospects. Subscriber acknowledges and agrees that the only representations and warranties made by the Company to Subscriber are those made expressly in writing in Subscriber’s Note, and that Subscriber is not relying on any other representations, warranties or promises in connection with the investment contemplated herein. Without limiting the foregoing, Subscriber acknowledges that Subscriber’s decision to enter into this Agreement is made in reliance solely upon its own judgment together with the advice of those advisors retained by Subscriber, if any.

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4.4 Investment Experience. Subscriber is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. Without limiting anything in this Section 4, Subscriber acknowledges that materials and information that may have been presented by the Company and its representatives may have included forward-looking statements, such as financial projections, business prospects and other such information, and that such information may not be accurate. Subscriber acknowledges that the forward-looking statements involve a number of known and unknown risks and uncertainties that may cause the Company’s actual results or outcome to be materially different from those anticipated and that may have been presented to Subscriber. Such risks include the Company’s nascent stage, customer acceptance and actual demand, which may differ significantly from expectations, the need for the Company to manage its growth, the need to raise funds for operations and other risks within the Company’s industry. Market trends and external developments are subject to change beyond the control of the Company and could materially adversely affect future results, business and operations. Subscriber has adequate means of providing for its current needs, personal and family contingencies, and has no need for liquidity in the investment contemplated hereby. Subscriber is familiar with the nature and extent of the risks inherent in investments in unregistered securities and has determined, either personally or in consultation with Subscriber’s purchaser representative or attorney, that an investment in the Company is consistent with Subscriber’s investment objectives and income prospects. Subscriber understands that the Company has incurred losses to date; that the Company may need to obtain additional capital through debt and/or equity financing to implement its business plan; and that there can be no assurance that such financing will be obtained or will be obtained on terms that are acceptable to the Company. Subscriber acknowledges and understands that there can be no assurance that the Company will be able to operate profitably in the future. Subscriber acknowledges and understands that the Company has not paid any distributions on its equity since its inception and, by reason of its present financial status and its contemplated financial requirements, does not contemplate or anticipate paying any distributions upon its equity in the foreseeable future.

4.5 Accredited Investor. Subscriber is an “accredited investor” within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission, as presently in effect.

4.6 Restricted Securities. Subscriber understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

5. Limitations on Disposition. Subscriber’s rights under this Agreement and/or any of the Notes shall not be transferable without prior written consent from the Company. Notwithstanding the foregoing, such consent shall not be required for the transfer of this Note to an Affiliate of Subscriber, provided that notice of such transfer is provided to the Company and such Affiliate agrees to be bound by all of the terms and conditions of this Agreement and the Note(s) being transferred on the same basis as applicable to the transferring Subscriber.

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6. Information Rights. The Company shall provide to each holder of a Note (or any Conversion Securities), as soon as practicable, (i) unaudited annual financial statements and (ii) unaudited biannual financial statements.

7. Legends. It is understood that the Notes may bear the following legend:

“THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAW REGISTRATION REQUIREMENTS HAVE BEEN MET OR (ii) EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAW ARE AVAILABLE.”

8. Company Covenant; Use of Proceeds. The Company hereby covenants and agrees that it may not incur any additional debt or other indebtedness without approval of holders of at least 50% of the aggregate outstanding principal amount of all Similar Notes (a “Majority in Interest”), except for (i) bona fide third-party debt from commercial lenders and equipment or capital lease financing and (ii) other ordinary course trade credits.

The Company shall use the proceeds of sale and issuance of the Notes to pursue the Company’s business plans, including, without limitation, working capital needed for the operations of its business.

9. Miscellaneous.

9.1 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.2 Governing Law. This Note shall be governed by the laws of the State of Delaware, without regard to the conflict of laws provisions thereof.

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9.3 Jurisdiction; Venue; Waiver of Jury Trial. Any controversy or claim, action, suit or proceeding arising out of or relating to this Agreement or the Notes shall be brought in a State court in Cook County, Illinois or, if it has or can acquire jurisdiction, any Federal court located in such State and County, and EACH OF THE PARTIES HERETO, AFTER CONSULTING WITH OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE PERSONAL JURISDICTION OF SUCH COURTS AND WAIVES TRIAL BY JURY, IN EACH CASE IN CONNECTION WITH ANY CONTROVERSY, CLAIM, ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any controversy, claim, action, suit or proceeding arising out of or relating to the Agreement, the Notes, or the transactions contemplated hereby or thereby, in the courts of the State of Illinois or the United States of America, in each case located in Cook County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such matter brought in any such court has been brought in an inconvenient forum. Each party hereby irrevocably waives personal service of process and consents to process being served in any such controversy, claim, suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

9.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.6 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given if given in accordance with the notice provisions set forth in Subscriber’s Note.

9.7 Finder’s Fee; Fees and Expenses. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each party shall bear its own fees and expenses incurred in connection with this Agreement and the Notes.

9.8 Entire Agreement; Amendments and Waivers. This Agreement, the Notes and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. The Company’s agreements with each Subscriber are separate agreements, and the sales of the Notes to each Subscriber are separate sales. Nonetheless, any term of this Agreement or the Notes may be amended and the observance of any term of this Agreement or the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and a Majority in Interest. Any waiver or amendment effected in accordance with this Section shall be binding upon each party to this Agreement and any holder of any Note purchased under this Agreement at the time outstanding and each future holder of all such Notes.

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9.9 Effect of Amendment or Waiver. As a condition of entering into this Agreement and purchasing any Note(s), Subscriber acknowledges that by the operation of Section 9.9 hereof, a Majority in Interest will have the right and power to diminish or eliminate all rights of Subscriber under this Agreement and each Note issued to Subscriber, as set forth therein

9.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

9.11 Further Assurances. From time to time, each of the parties hereto shall execute and deliver such additional documents and shall provide such additional information as may be reasonably required to carry out the terms of this Agreement and the Notes and any agreements executed in connection herewith or therewith.

9.12 Representations and Warranties of the Company. The Company hereby makes the representations and warranties to each Subscriber as set forth on Schedule 9.12 attached hereto and made a part hereof.

9.13 Confidentiality. Each Subscriber agrees not to disclose the terms of this Agreement or the Notes or the existence of such terms to anyone other than such Subscriber’s financial advisors and legal counsel and officers or directors (if applicable).

[Signature Page Follows]

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NOTE PURCHASE AGREEMENT SIGNATURE PAGE

Manner in Which Title is to be Held (check one)

___Individual Ownership

___Community Property

___Joint Tenant with Right of Survivorship (both parties must sign)

___Partnership

___Tenants in common

___Corporation

___Trust

_x__Other (please indicate) LLC

Dated:	01/28/2019

SUBSCRIBER
Company (if applicable):
JWB GP LLC
$100,000
Principal Amount of Initial Note(s)

$
Principal Amount of Subsequent Note(s)

By:	/s/ Steven Abramson
Signature
Name:	Steven Abramson
Title (if applicable): GP

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The foregoing Purchase is accepted and the Company hereby agrees to be bound by its terms.

BIOLIFE4D CORPORATION

By:	/s/ Steven Morris
Name:	Steven Morris

Date:	01/28/2019

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EXHIBIT A

FORM OF CONVERTIBLE PROMISSORY NOTE

[see attached]

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SCHEDULE 9.12

COMPANY REPRESENTATIONS AND WARRANTIES

Representations and Warranties of the Company. In connection with that certain Note Purchase Agreement (January 2019) to which this Schedule 9.12 is attached and incorporated into (this “Agreement”), the Company hereby represents and warrants to Subscriber that, except as set forth on the disclosure schedule attached hereto, the following representations are true and complete (Capitalized terms not otherwise defined in this Schedule 9.12 shall have the meanings ascribed to them in this Agreement.):

1.1. Organization, Good Standing, Organizational Power and Qualification. The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite organizational power and authority to carry on its business as presently conducted and as proposed to be conducted and enter into the transactions contemplated herein. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which it conducts business except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

1.2. Authorization. All organizational action on the part of the Company, its stockholders, directors and officers, necessary for the authorization of this Agreement, the Notes and all documents executed in connection therewith, including the reservation of the equity securities issuable upon conversion of the Notes (collectively, “Transaction Documents”) and the execution, delivery and performance of all obligations of the Company under the Transaction Documents, including the issuance and delivery of the Notes and the reservation of the equity securities issuable upon conversion of the Notes (collectively, the “Conversion Securities”) will be taken prior to the issuance of such Conversion Securities. The Transaction Documents, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Conversion Securities, when issued in compliance with the provisions of the Transaction Documents will be validly issued, fully paid and non-assessable and free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws.

1.3. Capitalization.

(a) All of the outstanding shares of common stock of the Company have been duly authorized, fully paid and non-assessable and was issued in compliance with all applicable federal and state securities laws.

(b) Other than as set forth in Schedule 1.3, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, to purchase or acquire from the Company any shares of common stock of the Company, or any securities convertible into or exchangeable for shares of common stock of the Company.

1.4. Governmental Consents and Filings. Assuming the accuracy of the representations made by the Subscriber in Section 4 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Notes and the Conversion Securities issuable upon conversion of the Notes or the consummation of any other transaction contemplated hereby.

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1.5. Compliance with Laws. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, which violation would materially and adversely affect the business, assets, liabilities, financial condition or operations of the Company.

1.6. Compliance with Other Instruments. To its knowledge, the Company is not in violation or default of any term of its Certificate of Incorporation, Bylaws, or of any provision of any mortgage, indenture or contract to which it is a party and by which it is bound or of any judgment, decree, order or writ, other than such violations that would not individually or in the aggregate have a material adverse effect on the Company. The execution, delivery and performance of the Transaction Documents, and the consummation of the transactions contemplated by the Transaction Documents will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

1.7. Offering. Assuming the accuracy of the representations and warranties of the Subscriber contained in Section 4 of this Agreement, the offer, issue, and sale of the Notes and the Conversion Securities (collectively, the “Securities”) are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Act”), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

1.8. Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending or to the Company’s knowledge, currently threatened in writing against the Company or any stockholder, director, officer or key employee of the Company arising out of their employment or board relationship with the Company. Neither the Company nor, to the Company’s knowledge, any of its stockholders, directors, officers or key employees is a party or is named as subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

1.9. Property. The property and assets that the Company owns are free and clear of all mortgages, deeds of trust, liens, loans and encumbrances, except for statutory liens for the payment of current taxes that are not yet delinquent and encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances other than those of the lessors of such property or assets. The Company does not own any real property.

1.10. Material Liabilities. The Company has no liability or obligation, absolute or contingent (individually or in the aggregate), except obligations and liabilities already listed in its financial statements.

1.11. Insurance. The Company has in full force and effect insurance policies with extended coverage, sufficient in amount (subject to reasonable deductions) to allow it to replace any of its properties that might be damaged or destroyed.

1.12. Permits. The Company has all permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could reasonably be expected to have a material adverse effect on the Company. The Company is not in default in any material respect under any of such permits, licenses or other similar authority.

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DISCLOSURE SCHEDULE

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